Exhibit 10.12



                  PASSAVE, INC. 2005 U.S. STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION AWARD

         Grantee's Name and Address:        ____________________________________

                                            ____________________________________

                                            ____________________________________

         You (the "Grantee") have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Passave, Inc. 2005 U.S. Stock Incentive Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

         Award Number                       ____________________________________

         Date of Award                      ____________________________________

         Vesting Commencement Date          ____________________________________

         Exercise Price per Share           $___________________________________

         Total Number of Shares Subject
         to the Option (the "Shares")       ____________________________________

         Total Exercise Price               $___________________________________

         Type of Option:                    _________     Incentive Stock Option

                                            _________ Non-Qualified Stock Option

         Expiration Date:                   ____________________________________

         Post-Termination Exercise Period:  Three (3) Months

VESTING SCHEDULE:

         Subject to the Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

         [25% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWELVE (12) MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND 1/48 OF THE SHARES SUBJECT TO THE OPTION SHALL VEST ON EACH MONTHLY ANNIVERSARY OF THE VESTING COMMENCEMENT DATE THEREAFTER.]

         During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of three (3) months. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

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         In the event of termination of the Grantee's Continuous Service for
Cause, the Grantee's right to exercise the Option shall terminate concurrently with the termination of the Grantee's Continuous Service, except as otherwise determined by the Administrator.

         IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

                                     Passave, Inc.
                                     a Delaware corporation

                                     By: _______________________________________
                                     Title: ____________________________________

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE'S STATUS IS AT WILL.

         The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 18 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with
Section 19 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: ______________________      Signed:______________________________________
                                                       Grantee

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                                                      AWARD NUMBER:  ___________


                  PASSAVE, INC. 2005 U.S. STOCK INCENTIVE PLAN

                          STOCK OPTION AWARD AGREEMENT

         1. GRANT OF OPTION. Passave, Inc., a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 2005 U.S. Stock Incentive Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

         If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, the Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares subject to such options shall be determined as of the grant date of the relevant option.

         2.       EXERCISE OF OPTION.

                  (a) RIGHT TO EXERCISE. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

                  (b) METHOD OF EXERCISE. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of

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such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d), below.

                  (c) TAXES. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations, if any, of the Grantee or other person incident to the grant, vesting, or exercise of the Option, or sale of any Shares. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) and/or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations. Notwithstanding the foregoing, the Grantee acknowledges and agrees on his or her own behalf and on the behalf of any other person that the Grantee or such other person is ultimately responsible and liable for any and all tax obligations arising hereunder.

         3. GRANTEE'S REPRESENTATIONS. The Grantee understands that neither the Option nor the Shares exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended or any securities laws. In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Grantee shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

         4. METHOD OF PAYMENT. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

                  (a)      cash;

                  (b)      check;

                  (c) if the exercise occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period); or

                  (d) if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the

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

aggregate exercise price payable for the purchased Shares and any applicable taxes, fees, and costs associated with the exercise of the Option; and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

         5. RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company. If the exercise of the Option within the applicable time periods set forth in Section 6, 7 and 8 of this Option Agreement is prevented by the provisions of this Section 5, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

         6. TERMINATION OR CHANGE OF CONTINUOUS SERVICE. In the event the Grantee's Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the "Termination Date"). The Post-Termination Exercise Period shall commence on the Termination Date. In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee's Continuous Service (also the "Termination Date"). In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice; provided, however, with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 7 and 8 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

         7. DISABILITY OF GRANTEE. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate. Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or

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

mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         8. DEATH OF GRANTEE. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee's termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration
Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

         9. TRANSFERABILITY OF OPTION. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee by gift or pursuant to a domestic relations order to members of the Grantee's Immediate Family to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 8, may be exercised (a) by the person or persons designated under the deceased Grantee's beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee's legal representative or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

         10. TERM OF OPTION. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

         11.      COMPANY'S RIGHT OF FIRST REFUSAL.

                  (a) TRANSFER NOTICE. Neither the Grantee nor a transferee (either being sometimes referred to herein as the "Holder") shall sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein without first complying with the provisions of this Section 11 or obtaining the prior written consent of the Company. In the event the Holder desires to accept a bona fide third-party offer for any or all of the Shares, the Holder shall provide the Company with written notice (the "Transfer Notice") of:

                           (i)      The Holder's intention to transfer;

                           (ii)     The name of the proposed transferee;

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                           (iii)    The number of Shares to be transferred; and

                           (iv) The proposed transfer price or value and terms thereof.

If the Holder proposes to transfer any Shares to more than one transferee, the Holder shall provide a separate Transfer Notice for the proposed transfer to each transferee. The Transfer Notice shall be signed by both the Holder and the proposed transferee and must constitute a binding commitment of the Holder and the proposed transferee for the transfer of the Shares to the proposed transferee subject to the terms and conditions of this Option Agreement.

                  (b) BONA FIDE TRANSFER. If the Company determines that the information provided by the Holder in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Holder written notice of the Holder's failure to comply with the procedure described in this Section 11, and the Holder shall have no right to transfer the Shares without first complying with the procedure described in this
Section 11. The Holder shall not be permitted to transfer the Shares if the proposed transfer is not bona fide.

                  (c) FIRST REFUSAL EXERCISE NOTICE. The Company shall have the right to purchase (the "Right of First Refusal") all but not less than all, of the Shares which are described in the Transfer Notice (the "Offered Shares") at any time within ninety (90) days after receipt of the Transfer Notice (the "Option Period"), provided, however, that if the Offered Shares are not Mature Shares (as defined below) then the Option Period shall be extended by the number of days necessary for the Offered Shares to become Mature Shares. The Offered Shares shall be repurchased at (i) the per share price or value and in accordance with the terms stated in the Transfer Notice (subject to Section 11(d) below) or (ii) the Fair Market Value of the Shares on the date on which the purchase is to be effected if no consideration is paid pursuant to the terms stated in the Transfer Notice, which Right of First Refusal shall be exercised by written notice (the "First Refusal Exercise Notice") to the Holder. "Mature Shares" shall mean the Shares that have been held by the Holder (and any successor Holder) for a period of more than six (6) months.

                  (d) PAYMENT TERMS. The Company shall consummate the purchase of the Offered Shares on the terms set forth in the Transfer Notice within 30 days after delivery of the First Refusal Exercise Notice; provided, however, that in the event the Transfer Notice provides for the payment for the Offered Shares other than in cash, the Company and/or its assigns shall have the right to pay for the Offered Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Administrator. Upon payment for the Offered Shares to the Holder or into escrow for the benefit of the Holder, the Company or its assigns shall become the legal and beneficial owner of the Offered Shares and all rights and interest therein or related thereto, and the Company shall have the right to transfer the Offered Shares to its own name or its assigns without further action by the Holder.

                  (e) ASSIGNMENT. Whenever the Company shall have the right to purchase Shares under this Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations, to exercise all or a part of the Company's Right of First Refusal.

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                  (f)      NON-EXERCISE. If the Company and/or its assigns do
not collectively elect to exercise the Right of First Refusal within the Option Period or such earlier time if the Company and/or its assigns notifies the Holder that it will not exercise the Right of First Refusal, then the Holder may transfer the Shares upon the terms and conditions stated in the Transfer Notice, provided that:

                           (i)      The transfer is made within forty-five (45)
days of the earlier of (A) the date the Company and/or its assigns notify the Holder that the Right of First Refusal will not be exercised or (B) the expiration of the Option Period; and

                           (ii)     The transferee agrees in writing that such
Shares shall be held subject to the provisions of this Option Agreement.

The Company shall have the right to demand further assurances from the Holder and the transferee (in a form satisfactory to the Company) that the transfer of the Offered Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Offered Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide.

                  (g) EXPIRATION OF TRANSFER PERIOD. Following such 45-day period, no transfer of the Offered Shares and no change in the terms of the transfer as stated in the Transfer Notice (including the name of the proposed transferee) shall be permitted without a new written Transfer Notice prepared and submitted in accordance with the requirements of this Right of First Refusal.

                  (h) TERMINATION OF RIGHT OF FIRST REFUSAL. The provisions of this Right of First Refusal shall terminate as to all Shares upon the Registration Date.

                  (i) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any transaction described in Sections 10 or 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Right of First Refusal, but only to the extent the Shares are at the time covered by such right.

         12. STOP-TRANSFER NOTICES. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         13. REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         14. TAX CONSEQUENCES. The Grantee may incur tax liability as a result of the Grantee's purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

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         15.      LOCK-UP AGREEMENT.

                  (a) AGREEMENT. The Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 200-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter or longer period of time as the Lead Underwriter shall specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject to the lock-up period until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the lock-up period thereafter, is an intended beneficiary of this Section 15.

                  (b) NO AMENDMENT WITHOUT CONSENT OF UNDERWRITER. During the period from identification of a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 15(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 15 may not be amended or waived except with the consent of the Lead Underwriter.

         16. ENTIRE AGREEMENT: GOVERNING LAW. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         17. CONSTRUCTION. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

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         18.      ADMINISTRATION AND INTERPRETATION. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

         19. VENUE. The Company, the Grantee, and the Grantee's assignees pursuant to Section 9 (the "parties") agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 19 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

         20. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

         21. EMPLOYEE ENTITLEMENT CLAIMS. The Grantee agrees and acknowledges that:

                  (a) The Plan is discretionary in nature and that the Administrator may amend, suspend, or terminate it at any time;

                  (b) The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of any options, or benefits in lieu of any options even if options have been granted repeatedly in the past;

                  (c) All determinations with respect to such future options, if any, including but not limited to, the times when options shall be granted, the exercise price, and the time or times when each right shall be exercisable, will be at the sole discretion of the Administrator;

                  (d)      The Grantee's participation in the Plan is voluntary;

                  (e) The value of the Option is an extraordinary item of compensation, which is outside the scope of the Grantee's employment contract (if any) except as may otherwise be explicitly provided in the Grantee's employment contract;

                  (f) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating termination, severance, resignation, redundancy, end of service, or similar payments, or bonuses, long-service awards, pension or retirement benefits;

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                  (g)      The Option shall expire upon termination of the
Grantee's Continuous Service for any reason except as may otherwise be explicitly provided in the Plan and the Option Agreement;

                  (h) In the event of involuntary termination of the Grantee's Continuous Service, the Grantee's right to receive options under the Plan, if any, will terminate effective as of the date of actual cessation of providing services to the Company or any Related Entity, notwithstanding any reasonable notice period required by law; furthermore, in the event of involuntary termination of the Grantee's Continuous Service, the Grantee's right to exercise the Option after termination of the Grantee's Continuous Service, if any, will be measured by the date of actual cessation of providing services to the Company or any Related Entity, notwithstanding any reasonable notice period required by law;

                  (i) The future value of the Shares is unknown and cannot be predicted with certainty;

                  (j) Where the Grantee is not an Employee, the Option has been granted to the Grantee in his or her status as an employee of the Grantee's employer and can in no event be understood or interpreted to mean that the Company or any Related Entity is the Grantee's employer or that the Grantee has an employment relationship with the Company or any Related Entity; and

                  (k) No claim or entitlement to compensation or damages arises from the termination of the Option or diminution in value of the Option or Shares and the Grantee irrevocably releases the Company and any Related Entity and his or her employer from any such claim that may arise.

         22. DATA PRIVACY. As a condition of receipt of the Option, the Grantee hereby explicitly and unambiguously consents to the collection, use, processing and transfer, in electronic or other form, of personal data as described in this paragraph by and among, as applicable, the Company or any Related Entity for the exclusive purpose of implementing, administering and managing the Grantee's participation in the Plan. The Grantee understands that the Company or any Related Entity may possess and store certain personal information about the Grantee, including the Grantee's name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company or any Related Entity, details of the Option granted or Shares awarded, canceled, vested or outstanding in favor of the Grantee, for the purpose of managing and administering the Option Agreement and the Plan ("Data"). The Grantee further acknowledges and agrees that Data may be transferred to any third parties assisting the Company or any Related Entity in the implementation, administration and management of the Option Agreement and the Plan. The Grantee understands that these third parties may be located within or outside the Grantee's country of residence, and that the third parties' respective countries may have different data privacy laws and protections with respect to the Grantee's country of residence. The Grantee authorizes the third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Option Agreement and/or the subsequent holding of Shares on the Grantee's behalf by a broker. The Grantee understands that Data will be possessed and stored only as long as necessary to implement, administer and manage the Grantee's participation in the Plan, and that the Grantee may, at any time, review Data, require any necessary amendments to Data or withdraw the consents herein in writing by contacting the Company or any Related Entity. The Grantee understands that the withdrawing of consent may affect the Grantee's ability to participate in the Plan.

                                END OF AGREEMENT

                                    EXHIBIT A

                  PASSAVE, INC. 2005 U.S. STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE

2900 Lakeside Drive, Suite 229
Santa Clara, California 95054
Attention: Secretary

         1. EXERCISE OF OPTION. Effective as of today, ______________, the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Passave, Inc., (the "Company") under and pursuant to the Company's 2005 U.S. Stock Incentive Plan, as amended from time to time (the "Plan") and the [ ] Incentive [ ] Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

         2. REPRESENTATIONS OF THE GRANTEE. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         3. RIGHTS AS STOCKHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

         The Grantee shall enjoy rights as a stockholder until such time as the Grantee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal. Upon such exercise, the Grantee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

         4. DELIVERY OF PAYMENT. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) of the Option Agreement.

         5. TAX CONSULTATION. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

         6. TAXES. The Grantee agrees to satisfy all applicable non-U.S., federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee.

         7. RESTRICTIVE LEGENDS. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by any securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

         8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

         9. CONSTRUCTION. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         10. ADMINISTRATION AND INTERPRETATION. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

         11. GOVERNING LAW; SEVERABILITY. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         12. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         13. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

         14. ENTIRE AGREEMENT. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:                           Accepted by:

GRANTEE:                                PASSAVE, INC.

                                        By: ____________________________________

____________________________________    Title: _________________________________
         (Signature)

ADDRESS:                                ADDRESS:

____________________________________    2900 Lakeside Drive, Suite 229
____________________________________    Santa Clara, California 95054

                                    EXHIBIT B

                  PASSAVE, INC. 2005 U.S. STOCK INCENTIVE PLAN

                       INVESTMENT REPRESENTATION STATEMENT

GRANTEE:                                  ______________________________________

COMPANY:                                  PASSAVE, INC.

SECURITY:                                 COMMON STOCK

AMOUNT:                                   ______________________________________

DATE:                                     ______________________________________

In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

                  (a) Grantee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                  (b) Grantee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee's investment intent as expressed herein. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

                  (c) Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

         In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

                  (d) Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

                  (e) Grantee represents that Grantee is a resident of the state of ____________________.

                                           Signature of Grantee:
                                           _____________________________________
                                           Date: _______________________________

                                       2